SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. _)


Filed by the Registrant |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
 X       Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            Logan International Corp.
                (Names of Registrant as Specified in Its Charter)


    (Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check appropriate box):

 X       No fee required.

|_|     Fee computed on table below per Exchange Act rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computes pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)      Proposed maximum aggregate value of transaction:
         5)      Total fee paid:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                            LOGAN INTERNATIONAL CORP.
                                 6 Cours de Rive
                           CH1211 Geneva, Switzerland

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
Logan International Corp.:

         Notice is hereby given that the Annual Meeting of Shareholders of Logan International Corp., a Washington corporation (the "Company"), will be held at 6 Cours de Rive, Third Floor, CH1211 Geneva, Switzerland, at 8:00 a.m., Central European Time, July 9, 1998, for the following purposes:

         1.       To elect one (1) Director of the Company.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Directors have fixed the close of business on May 21, 1998, as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

                                         By Order of the Board of Directors,



                                         /s/ Michael J. Smith
                                         Michael J. Smith
                                         President


May 29, 1998

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH IN THE PROXY STATEMENT.

                            LOGAN INTERNATIONAL CORP.

                                 PROXY STATEMENT

         This statement is furnished in connection with the solicitation by the management of Logan International Corp. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held at 6 Cours de Rive, Third Floor, CH 1211 Geneva, Switzerland, on July 9, 1998, and any adjournments thereof. If the Proxy is properly executed and received by the Company prior to the meeting or any adjournment thereof, the shares of common stock, $.01 par value per share (the "Common Shares") or 5% Cumulative Voting Preferred Stock, Series B, $.01 par value per share (the "Preferred Shares"), represented by your Proxy will be voted in the manner directed. In the absence of voting instructions, the Common Shares and Preferred Shares (together, the "Shares") will be voted for the nominee for director. The Proxy may be revoked at any time prior to its use by filing a written notice of revocation of Proxy or a Proxy bearing a date later than the date of the Proxy with the Secretary of the Company, Mr. M.Y. Ho, 6 Cours de Rive, CH 1211 Geneva, Switzerland. You also may revoke your Proxy in person at the meeting. If you attend the meeting and have submitted a Proxy, you need not revoke your Proxy and vote in person unless you elect to do so. The Proxy Statement and form of Proxy are being mailed to Shareholders commencing on or about May 29, 1998.

         The holders of one-third of the Shares outstanding and entitled to vote at the Annual Meeting must be present in person or represented by proxy in order for a quorum to be present. Under applicable Washington law, abstentions and broker non-votes will be counted for purposes of establishing a quorum, but will have no effect on the vote.

         Proxies will be solicited primarily by mail and may also be solicited personally and by telephone by directors, officers and regular employees of the Company without additional remuneration therefor. The Company also may reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding Proxies and Proxy materials to the beneficial owners of the Shares. All costs of solicitation of Proxies will be borne by the Company. The Company does not presently intend to employ any other party to assist in the solicitation process.

         The close of business on May 21, 1998, has been fixed as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

         On the Record Date, there were 10,837,808 Common Shares and 60,000 Preferred Shares issued and outstanding. Each Common Share and each Preferred Share is entitled to one vote on each of the matters properly presented at the Annual Meeting. Only Shareholders of record on the Record Date will be entitled to vote at the Annual Meeting. Under the Company's Articles of Incorporation, cumulative voting in the election of directors is not permitted. Assuming a quorum is present, directors will be elected by the plurality of votes cast at the meeting.

Security Ownership of Certain Beneficial Owners and Management

         The following tables set forth certain information regarding the beneficial ownership of the Company's voting securities as of May 21, 1998, by each shareholder who is known by the Company to own more than five percent of each class outstanding. The following is based solely on statements filed with the Securities and Exchange Commission and other information the Company believes to be reliable. None of the Company's executive officers or directors owns any of the Company's equity securities.

                                                                            Number of       Percent of        Percent of
        Name and Address of              Number of        Percent of       Preferred         Preferred          Voting
          Beneficial Owner             Common Shares    Common Shares        Shares           Shares            Shares
MFC Bancorp Ltd.                         7,640,960          70.5%           60,000(1)         100.0%           71.1%(1)
6 Cours de Rive
CH 1211 Geneva, Switzerland


---------------

(1)       Includes 60,000  Preferred  Shares over which MFC Bancorp Ltd. ("MFC")
          shares  voting  and   dispositive   power  with   Drummond   Financial
          Corporation   ("Drummond").   MFC  beneficially   owns  47.9%  of  the
          outstanding    voting   securities   of   Drummond   Financial   Corp.
          ("Drummond"),  comprised  of shares of Common  Stock of Drummond as to which MFC shares voting and  dispositive  power with its  wholly-owned subsidiary,  Ballinger  Corporation,  and all of Drummond's  Series 1,
          Preferred Stock.


                              ELECTION OF DIRECTORS

         Pursuant to resolutions of the Board of Directors under authority granted by the Company's Articles of Incorporation, the number of directors of the Company is established at five, although presently there are only three directors. No nominees have been named to fill vacant director positions. The votes of a plurality of the Shares present in person or by Proxy at the Annual Meeting are required to elect the directors.

         The Board of Directors is divided into three classes. Initially, Class I Directors are elected for one year, Class II Directors are elected for two years and Class III Directors are elected for three years. Successors to the class of directors whose term expires at any annual meeting shall be elected for three-year terms. The nominee for director, Mr. Petersen, is a member of Class III, and is to be elected to the Board of Directors for a three-year term to serve until the annual meeting of shareholders in 2001, or until his successor is elected and qualified. Mr. Petersen currently serves as a director. The terms of the remaining directors do not expire at this Annual Meeting.

         Mr. Petersen has indicated that he is willing and able to serve as a director. If he becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. Proxies received by the Company on which no designation is made will be voted FOR each of the nominees.

Directors

         The following table sets forth information regarding each nominee for election as a director and each director whose term of office will continue after the Annual Meeting.

                                                                                        Expiration of
Name                       Current Position with the Company                    Age     Term as a Director
Michael J. Smith               Chairman,President, Chief Financial
                               Officer and Director                              50            1999
Leonard Petersen               Director                                          44            1998
Roland Waldvogel               Director                                          32            2000


         Michael J. Smith became President and Chairman of the Company during 1996 and has served as Chief Financial Officer and a director since January 1994. From that date until 1996, he was Executive Vice President of the Company. Mr. Smith was Chief Financial Officer of Mercer International Inc. from May 1988 until 1996. He is President, Chief Executive Officer and a director of MFC. Mr. Smith is Chief Executive Officer, Chief Financial Officer and a director of Drummond and of ICHOR Corporation.

         Leonard Petersen has been a director of the Company since January 1994. Since 1990, he has served as a director and a senior officer of Pemcorp Management, Inc. He was a chartered accountant with Davidson & Company from 1987 to 1990. Mr. Petersen is a director of ICHOR Corporation.

         Roland Waldvogel has been a director of the Company since January 1994. He is a Swiss resident who is an independent trust officer in Switzerland. He was formerly with Fidinam Trust Company, Zurich, Switzerland.

         During the fiscal year ended December 31, 1997, the Board held no meetings but acted by unanimous written consent on 10 occasions.

Committees of the Board

         The  Company  has  established  a  Compensation  Committee.   The
members of the Compensation Committee are Mr. Petersen and Mr. Waldvogel. The Compensation Committee did not meet during 1997.

         The Company does not have an Audit Committee or a Nominating Committee.

Executive Compensation

         The following table sets forth information on the annual compensation for each of the Company's last three fiscal years of the Company's Chief Executive Officer. None of the Company's executive officers received aggregate annual remuneration from the Company in excess of $100,000 during the fiscal year ended December 31, 1997.

                                                                                     Long-Term
                                Annual Compensation                                 Compensation
                                                                                       Securities
                                                                                     Underlying
   Name and Princpal                                              Other Annual         Options/         All Other
         Position           Year        Salary($)   Bonus($)      Compensation($)        SARs (#)    Compensation($)

Michael J. Smith           1997         $50,000       0                0                  0                  0
Chief Executive Officer    1996         $50,000       0                0              230,000(1)             0
                           1995         $50,000       0                0                   0                 0

------------------------

(1) Cancelled in December 1996 by agreement between Mr. Smith and the Company.

Employment Agreement

         Mr. Smith has entered into an employment agreement with the Company dated as of June 23, 1994. The agreement generally provides, subject to certain termination provisions, for continued employment of Mr. Smith for a period of 36 months with automatic one-month renewals, so that the contract at all times has a remaining term of 36 months. The agreement provides for a base salary and other compensation as determined by the board of directors. The agreement contains change-in-control provisions pursuant to which, if a change in control (as defined in the agreement) occurs, Mr. Smith may only be discharged for cause. In the event Mr. Smith is terminated without cause or resigns for good reason (as defined in the agreement) within eighteen months of the change in control, he shall be entitled to a severance payment of three times his annual salary under the agreement and all unvested rights in any stock option or other benefit plans shall vest in full. If Mr. Smith is terminated without cause or resigns for good reason after eighteen months of the change in control, he shall be entitled to a severance payment of a proportionate amount based on the length of time remaining in the term of the agreement of three times his annual salary under the agreement and all unvested rights in any stock option or other benefit plans shall vest in full. In addition, Mr. Smith will continue to receive equivalent benefits as were provided at the date of termination for the remaining term of the agreement.

Stock Options

         No stock options were granted to Mr. Smith during 1997. In December 1996, Mr. Smith and the Company agreed to cancel outstanding options held by Mr. Smith to purchase 230,000 Common Shares.

Compensation of Directors

         The directors do not receive cash compensation for service as a director. The Company reimburses the directors and officers for their expenses incurred in connection with their duties as directors and officers of the Company.

         The following Report of the Directors on Executive Compensation and the Peformance Graph included in this Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating for reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.


Report of the Directors on Executive Compensation

         The Company is actively marketing certain of its real estate assets and redeploying others to finance the acquisition of controlling interests in operating businesses. In this phase of identifying and evaluating acquisition candidates, the Board of Directors believes that an adjustment in Mr. Smith's compensation is unwarranted. Accordingly, the Board of Directors maintained Mr. Smith's 1997 compensation at the level specified in his employment agreement.

              /s/ Michael J. Smith /s/ Leonard Petersen /s/ Roland Waldvogel

Performance Graph

         The information set forth in the table below and the graph on the following page compares the value of the Common Shares to the Nasdaq Market Index and to the MG Industry Group Index for Real Estate Investment Trusts prepared by Media General Financial Services. Each of the total cumulative returns presented assumes a $100 investment on July 17, 1995, the date on which the Company's Common Shares began trading publicly, and reinvestment of dividends.

         Company Name                                                   Fiscal Year Ending December 31
           or Index                July 17, 1995    -----------------------------------------------------------------------
                                                             1995                    1996                    1997
                                                             ----                    ----                    ----
Logan International Corp.             100.00                 14.29                   14.29                    16.07
Nasdaq Market Index                   100.00                102.74                  127.67                   156.17
MG Group Index                        100.00                107.97                  144.35                   170.08


Certain Relationships and Related Transactions

         In 1996, the Company sold the shares of a subsidiary of the Company that had as its only asset a parcel of real estate. The property had environmental problems that made it difficult to develop or sell. The Company agreed to share the proceeds of sale equally with MFC, because MFC facilitated the sale to a foreign purchaser. The sale resulted in a $417,000 profit to the Company. The Company received $1,250,000 of the purchaser's $1,752,000 cash downpayment. The balance of the $3,340,000 purchase price is due in September 1998. Mr. Smith is the President, Chief Executive Officer and a Director of MFC.

         On January 1, 1997, MFC purchased an unaffiliated lender from which the Company had a line of credit on which it had borrowed $498,000 at December 31, 1996. On January 10, 1997, the Company paid the lender in full.

         Drummond established a $750,000 credit facility for ICHOR Corporation ("ICHOR") and its wholly-owned subsidiary, ICHOR Services, Inc., pursuant to a loan agreement effective January 15, 1997, as amended effective June 30, 1997. The demand loan is secured by all of the personal property of ICHOR and ICHOR Services, Inc. and accrues interest at 10% per annum. After June 30, 1997, Drummond increased the credit facility on the same terms to $780,000. That amount was the principal balance outstanding at December 31, 1997 and the amount currently outstanding. Mr. Smith is President, Chief Executive Officer, Chief Financial Officer and a director of Drummond, and Mr. Petersen is a director of Drummond.

         At December 31, 1997, the Company owed MFC $1,088,000 for advances including $263,000 for management fees and reimbursable expenses accrued in 1996. MFC's obligation is secured by all of the Company's personal property. MFC continues to provide management services to the Company but has not charged the Company for them since 1996.

Section 16(a) Beneficial Ownership Reporting Compliance.

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") requires that the Company's officers and directors, and any beneficial owner of more than 10% of the outstanding Common Shares file reports of ownership and changes of ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and beneficial owners of more than 10% of the outstanding Common Shares are required by SEC regulation to furnish the Company with copies of all such reports they file.

         Based solely on the review of the copies of such reports received by the Company, and on written representations by the Company's officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended December 31, 1997, all of its officers and directors filed all required reports under Section 16(a) in a timely manner.

                      INDEPENDENT ACCOUNTANTS AND AUDITORS

     Peterson Sullivan P.L.L.C., Certified Public Accountants, has been selected by the Directors to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1998. Peterson Sullivan P.L.L.C. have examined the consolidated financial statements of the Company and its subsidiaries each year since its inception. Representatives of Peterson Sullivan P.L.L.C. are not expected to be present at the Annual Meeting.

                          FUTURE SHAREHOLDER PROPOSALS

         Any proposal that a Shareholder intends to present at the next Annual Meeting of Shareholders must be received by the Company on or before January 31, 1999.

                                  OTHER MATTERS

         The directors know of no matter other than those mentioned in the Proxy Statement to be brought before the meeting. If other matters properly come before the meeting, it is the intention of the Proxy holders to vote the Proxies in accordance with their judgment. If there are insufficient votes to approve any of the proposals contained herein, the Directors may adjourn the meeting to a later date and solicit additional Proxies. If a vote is required to approve such adjournment, the Proxies will be voted in favor of such adjournment.

         A copy of the Company's Annual Report on Form 10-K to the Securities and Exchange Commission will be provided to Shareholders without charge upon written request directed to Shareholders Information, Logan International Corp., Suite 1250, 400 Burrard Street, Vancouver, British Columbia, Canada V6C 3A6.

         BY ORDER OF THE BOARD OF DIRECTORS.



         DATE:  May 29, 1998.

                                      PROXY

                            LOGAN INTERNATIONAL CORP.
                                 6 Cours de Rive
                           CH1211 Geneva, Switzerland

     This Proxy is solicited on behalf of the Board of Directors of Logan International Corp.

     The undersigned hereby appoints Michael J. Smith and Rene Randall and each of them, as proxies, each with the power of substitution to represent and to vote as designated below, all the shares of common stock and all of the shares of preferred stock, Series B, of Logan International Inc. held of record by the undersigned on May 21, 1998, at the Annual Meeting of Shareholders to be held on July 9, 1997, or any adjournment thereof.

     1. ELECTION OF DIRECTORS

         FOR the nominee listed               WITHHOLD AUTHORITY
         below (except as marked              to vote for the nominee
         to the contrary below)   |_|         listed below               |_|

     (Instruction: To withhold authority to vote for the nominee, strike a line through the nominee's name in the list below.)

                   Leonard Petersen (Term will expire in 2001)

     2. In their discretion, the Proxy holders are authorized to vote upon such other business as may properly come before the meeting.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

     Please sign exactly as name appears on your share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:                     , 1998
                                                  --------------------------
                                                  Signature

                                                  --------------------------
                                                  Print Name


                                                  --------------------------
                                                  Signature, if jointly held


                                                  ---------------------------
                                                  Print Name

Please mark, sign, date and return this Proxy promptly using the enclosed envelope.